FIRST AMENDMENT TO SECOND AMENDED
                 AND RESTATED CREDIT AGREEMENT


     This First Amendment dated as of November 1, 1999 to Second Amended and Restated Credit Agreement dated as of August 16, 1999 by and among GIBRALTAR STEEL
CORPORATION OF NEW YORK ("Borrower"), GIBRALTAR STEEL
CORPORATION ("Company") and THE CHASE MANHATTAN BANK, as administrative agent ("Administrative Agent") for THE CHASE MANHATTAN BANK, FLEET NATIONAL BANK (formerly known as Fleet Bank), MELLON BANK, N.A., BANK OF
AMERICA, N.A. (successor by merger to NATIONSBANK,
NA.), KEYBANK NATIONAL ASSOCIATION, and HSBC BANK USA
(formerly known as MARINE MIDLAND BANK) (collectively,
"Existing Banks").

     A.   Preliminary Statement

          WHEREAS, the Borrower, the Company, the
Administrative Agent and the Existing Banks are parties to a Second Amended and Restated Credit Agreement dated as of August 16, 1999 pursuant to which the Banks have agreed to extend credit to the Borrower ("Credit
Agreement"); and

          WHEREAS, the Borrower, the Company and the Banks wish to (i) increase the maximum amount of the Revolving Credit, (ii) add PNC Bank, N.A. as a Bank under the Credit Agreement and (iii) amend certain other terms of the Credit Agreement;

          WHEREAS, unless otherwise defined herein, terms used in the Credit Agreement shall have such defined meanings when used herein;

          NOW, THEREFORE, in consideration of the
premises and for other good and valuable consideration, receipt of which is hereby acknowledged, and upon satisfaction of the conditions set forth in Section C, below, the Banks, the Borrower, the Company, and the Administrative Agent, hereby agree as follows:

     B.   Amendment

          1.   Section 1.1 of the Credit Agreement is
amended so that the definition of "Bank" and "Banks" are amended to include PNC Bank, N.A.

          2.   Section 2.1 of the Credit Agreement is
amended so that the phrase "Two Hundred Sixty Million
Dollars ($260,000,000.00)" is deleted and the phrase
"Two Hundred Eighty Million Dollars ($280,000,000.00)" is substituted in its place, each time it appears.

          3.   Section 2.2(a) of the Credit Agreement
is amended so that "$260,000,000" is deleted and "$280,000,000" is substituted in its place.

          4.   The following are added as new
subsections (e) and (f) to Section 10.1 of the Credit
Agreement:

               "(e) which would release any material
portion of the collateral described in the Security
Agreements shall be made without the consent of each Bank; or

                (f) which would increase the total
Commitments above $280,000,000."

          5.   Schedule 1 of the Credit Agreement is
deleted in its entirety and replaced by Schedule 1 attached hereto.

          6.   Schedule 3.1(d) and Schedule 4.11 to the
Credit Agreement are each amended to add the following:

          "Brazing Concepts Company, a Michigan
corporation"

          7.   The Schedule attached hereto as
Schedule 4.17 is attached to the Agreement as a new
Schedule 4.17.

     C.   Conditions.  The effectiveness of this
Agreement shall be conditioned upon the satisfaction of the following conditions:

          1.   The Borrower shall have executed and
delivered to PNC Bank, N.A. a Revolving Note in the maximum principal amount of $20,000,000.

          2.   Brazing Concepts Company shall have
executed and delivered to the Administrative Agent, for the benefit of the Banks, an unlimited continuing guaranty in form acceptable to the Administrative Agent and the Banks, guarantying payment of any and all indebtedness and obligations of the Borrower and/or the Company to the Banks.

          3.   The Borrower and/or the Company shall
have paid all costs and expenses incurred by the Administrative Agent and the Banks in connection with the transactions contemplated by this Agreement including, without limitation, reasonable attorney's fees.

     D.   Other Provisions

          1.   By execution of this Agreement, each of
the Banks consents to the acquisition by Gibraltar of the stock of Brazing Concepts Company and waives any default under Section 6.7 of the Credit Agreement resulting from such acquisition.

          2. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby reaffirmed. The Borrower and the Company acknowledge that they are bound by all of the terms, covenants and conditions set forth in the Credit

Agreement, and that, if there has occurred any Default or Event of Default, the Agent and the Banks shall have no obligation to make any Advances or Swingloans or to issue any Letters of Credit. If there has occurred a Default or an Event of Default, Agent and the Banks may condition the making of any subsequent Advances or Swingloans or the issuance of any Letters of Credit upon the execution and delivery by Borrower and Company of an amendment to the Credit Agreement which may include, without limitation, additional or revised covenants, an increased rate of interest on the Revolving Credit, increased Letter of Credit or other fees and such other terms, conditions and covenants as the Agent and the Banks may require.

          3.   The terms "Administrative Agent" and
"Banks" as used herein shall include the successors and assigns of those parties and shall include PNC Bank, N.A.

          4. This Agreement shall be construed under, and governed by, the internal laws of the State of New
York without regard to its conflict of laws and rules which would make the laws of another jurisdiction applicable.

          5.   This Agreement may be executed in any
number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same
Agreement.







             [This space intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers, all on the date hereof.

                         Borrower:

               GIBRALTAR STEEL CORPORATION OF NEW YORK

                         By:  /s/ John E. Flint
                              John E. Flint
                              Vice President


                         Company:

                         GIBRALTAR STEEL CORPORATION


                         By:  /s/ John E. Flint
                              John E. Flint
                              Vice President


                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent

                              By:/s/ Robert J. McCardle
                              Robert J. McArdle
                              Vice President


Consented to this 1st day of November, 1999

FLEET NATIONAL BANK
(formerly known as Fleet Bank)

By:/s/ John C. Wright
Name: John C. Wright
Title: Vice President

Consented to this 1st day of November, 1999

MELLON BANK, N.A.

By: /s/ Edward T. Kloeskery
Name: Edward T. Kloeskery
Title: Vice President


Consented to this 1st day of November, 1999

BANK OF AMERICA, N.A (successor by
Merger to NATIONSBANK, N.A.)

By: /s/ Thomas Blake
Name: Thomas Blake
Title: Managing Director


Consented to this 1 day of November, 1999

KEYBANK NATIONAL ASSOCIATION

By: /s/ Mark F. Wachowiak
Name: Mark F. Wachowiak
Title: Assistant Vice President

Consented to this 1st day of November, 1999

HSBC BANK USA (formerly known
as MARINE MIDLAND BANK)

By: /s/ William H. Graser
Name: William H. Graser
Title: Vice President

Consented to this 1st day of November, 1999

PNC BANK, N.A.


By: David B. Gookin
Name: David B. Gookin
Title: Vice President

                              SCHEDULE 1

                                BANKS


                                   Name; Notice Address;
Percentage          Commitment     LIBOR Lending Office


23.21429%      $65,000,000.00      THE CHASE MANHATTAN BANK

                                   Notice Address:

                              2300 Main Place Tower
                              Buffalo, New York 14202
                              Facsimile No. (716) 843-4939
                              Telephone No. (716) 858-1418

                                   LIBOR Lending Office:

                                   Same as above.


17.85714%      $50,000,000.00      FLEET BANK

                                   Notice Address:

                              10 Fountain Plaza, 9th Fl.
                              Buffalo, New York 14202
                              Facsimile No. (716) 847-4491
                              Telephone No. (716) 847-7332

                                   LIBOR Lending Office:

                                   Same as above.


14.28571%      $40,000,000.00      MELLON BANK, N.A.

                                   Notice Addresses:

                              Two Mellon Bank Center
                              Pittsburgh, Pennsylvania 15259
                              Facsimile No. (412) 234-9010
                              Telephone No. (412) 234-1098
                                    and
                              1128 State Street
                              Erie, Pennsylvania  16501
                              Facsimile No. (814) 453-7273
                              Telephone No. (814) 453-7275
                                   LIBOR Lending Office:
                                   Same as above.


8.92857%       $25,000,000.00      BANK OF AMERICA, N.A.

                                   Notice Addresses:

                              Bank of America Plaza
                              Mail Code TX1-492-67-01
                              901 Main Street, 67th Floor
                              Dallas, TX  75202
                              Facsimile:  (214) 209-0980
                              Telephone: (214) 209-0193

                                   LIBOR Lending Office:

                                   (Same as above)


14.28571%      $40,000,000    KEYBANK NATIONAL ASSOCIATION

                                   Notice Address:

                              50 Fountain Plaza, 5th Floor
                              Buffalo, New York  14202
                              Facsimile No. (716) 847-7897
                              Telephone No. (716) 847-2314

                                   Libor Lending Office:

                              50 Fountain Plaza, 5th Floor
                              Buffalo, New York  14202
                              Facsimile No. (716) 847-7897
                              Telephone No. (716) 847-2314


14.28571%                          $40,000,000
                              HSBC BANK USA

                                   Notice Address:

                              One HSBC Center, Lobby Level
                              Buffalo, New York  14203
                              Facsimile No. (716) 855-0384
                              Telephone No. (716) 841-2556

                                   Libor Lending Office:

                                   Same as above






7.14286%                           $20,000,000
                              PNC BANK, N.A.

                                   Notice Address:

                              249 Fifth Avenue
                              Pittsburgh, PA  15222-2707
                              Facsimile No. (412) 705-3232
                              Telephone No. (412) 762-6278

                            Schedule 4.17


          To be Produced by Borrower; may include Liens on Real Estate and Equipment being assumed in connection with the acquisition.